Exhibit 99.1

Press Release	Source: Ultra Clean Holdings, Inc.

Ultra Clean Reports First Quarter 2024 Financial Results

HAYWARD, Calif., May 6, 2024 /PRNewswire/ Ultra Clean Holdings, Inc. (Nasdaq: UCTT), today reported its financial results for the first quarter ended March 29, 2024.

“UCT’s first quarter revenue and earnings came in above midpoint due to pockets of strength in shipments related to High Bandwidth Memory and advanced packaging supporting AI as well as the operational efficiencies associated with those shipments.” said Jim Scholhamer. "While not a clear sign of a broader industry recovery right now, we anticipate these areas remaining strong.”

First Quarter 2024 GAAP Financial Results
Total revenue was $477.7 million. Products contributed $418.5 million and Services added $59.2 million. Total gross margin was 17.3%, operating margin was 3.6%, and net loss was $(9.4) million or $(0.21) per diluted share. This compares to total revenue of $444.8 million, gross margin of 16.0%, operating margin of 1.0%, and net loss of $(3.8) million or $(0.08) per diluted share, in the prior quarter.

First Quarter 2024 Non-GAAP Financial Results
On a non-GAAP basis, gross margin was 17.9%, operating margin was 6.5%, and net income was $12.1 million or $0.27 per diluted share. This compares to gross margin of 16.7%, operating margin of 5.2%, and net income of $8.5 million or $0.19 per diluted share in the prior quarter.

Second Quarter 2024 Outlook
The Company expects revenue in the range of $465 million to $515 million. The Company expects GAAP diluted net loss per share to be between $(0.13) and $0.07 and non-GAAP diluted net income per share to be between $0.16 and $0.36.

Conference Call
The conference call and webcast will take place on Monday, May 6, 2024 at 1:45 p.m. PT and can be accessed by dialing 1-800-836-8184 or 1-646-357-8785. No passcode is required. A replay of the call will be available by dialing 1-888-660-6345 or 1-646-517-4150 and entering the confirmation code 78395#. The Webcast will be available on the Investor Relations section of the Company's website at http://uct.com/investors/events/.

About Ultra Clean Holdings, Inc.
Ultra Clean Holdings, Inc. is a leading developer and supplier of critical subsystems, components, parts, and ultra-high purity cleaning and analytical services, primarily for the semiconductor industry. Under its Products division, UCT offers its customers an integrated outsourced solution for major subassemblies, improved design-to-delivery cycle times, design for manufacturability, prototyping, and high-precision manufacturing. Under its Services Division, UCT offers its customers tool chamber parts cleaning and coating, as well as micro-contamination analytical services. Ultra Clean is headquartered in Hayward, California. Additional information is available at www.uct.com.

Use of Non-GAAP Measures
In addition to providing results that are determined in accordance with Generally Accepted Accounting Principles in the United States of America ("GAAP"), management uses non-GAAP gross margin, non-GAAP operating margin and non-GAAP net income to evaluate the Company's operating and financial results. We believe the presentation of non-GAAP results is useful to investors for analyzing our core business and business trends and comparing performance to prior periods, along with enhancing investors' ability to view the Company's results from management's perspective. The presentation of this additional information should not be considered a substitute for results prepared in accordance with GAAP. Tables presenting reconciliations from GAAP results to non-GAAP results are included at the end of this press release.

The Company defines non-GAAP net income as net loss before amortization of intangible assets, stock-based compensation, restructuring charges, acquisition activity costs, fair value adjustments, legal-related costs and the tax effects of the foregoing adjustments.

A reconciliation of our guidance for non-GAAP net income per diluted share for the subsequent quarter is not available due to fluctuations in the geographic mix of our earnings from quarter to quarter, which impacts our tax rate and cannot be reasonably predicted or determined. As a result, such reconciliation is not available without unreasonable efforts and we are unable to determine the probable significance of the unavailable information.

Safe Harbor Statement
The foregoing information contains, or may be deemed to contain, "forward-looking statements" (as defined in the US Private Securities Litigation Reform Act of 1995) which reflect our current views with respect to future events and financial performance. We use words such as "anticipates," “projection,” “outlook,” “forecast,” "believes," "plan," "expect," "future," "intends," "may," "will," "estimates," “see,” "predicts," “should” and similar expressions to identify these forward-looking statements. Forward looking statements included in this press release include our expectations about the semiconductor capital equipment market and outlook. All forward-looking statements address matters that involve risks and uncertainties. Accordingly, the Company’s actual results may differ materially from the results predicted or implied by these forward-looking statements. These risks, uncertainties and other factors also include, among others, those identified in "Risk Factors,” "Management's Discussion and Analysis of Financial Condition and Results of Operations'' and elsewhere in our annual report on Form 10-K for the year ended December 29, 2023, as filed with the Securities and Exchange Commission. Ultra Clean Holdings, Inc. undertakes no obligation to publicly update or review any forward-looking statements, whether as a result of new information, future developments or otherwise unless required by law.

Contact:
Rhonda Bennetto
SVP Investor Relations
rbennetto@uct.com

ULTRA CLEAN HOLDINGS, INC.
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(Unaudited; in millions, except per share data)

	Three Months Ended
	March 29, 2024	March 31, 2023
Revenues:
Product	$418.5	$368.6
Services	59.2	64.7
Total revenues	477.7	433.3
Cost of revenues:
Product	354.0	315.1
Services	41.1	45.2
Total cost revenues	395.1	360.3
Gross margin	82.6	73.0
Operating expenses:
Research and development	7.0	7.1
Sales and marketing	13.7	13.1
General and administrative	44.6	40.4
Total operating expenses	65.3	60.6
Income from operations	17.3	12.4
Interest income	1.4	0.5
Interest expense	(12.2)	(11.8)
Other income (expense), net	(3.8)	2.8
Income before provision for income taxes	2.7	3.9
Provision for income taxes	9.9	3.5
Net income (loss)	(7.2)	0.4
Less: Net income attributable to noncontrolling interests	2.2	3.8
Net loss attributable to UCT	$(9.4)	$(3.4)

Net loss per share attributable to UCT common stockholders:
Basic	$(0.21)	$(0.08)
Diluted	$(0.21)	$(0.08)
Shares used in computing net loss per share:
Basic	44.6	44.8
Diluted	44.6	44.8

ULTRA CLEAN HOLDINGS, INC.
CONDENSED CONSOLIDATED BALANCE SHEETS
(Unaudited; in millions)

	March 29, 2024	December 29, 2023
ASSETS
Current assets:
Cash and cash equivalents	$293.0	$307.0
Accounts receivable, net of allowance for credit losses	194.5	180.8
Inventories	388.1	374.5
Prepaid expenses and other current assets	33.1	30.9
Total current assets	908.7	893.2
Property, plant and equipment, net	329.2	328.3
Goodwill	265.2	265.2
Intangible assets, net	207.6	215.3
Deferred tax assets, net	3.3	3.1
Operating lease right-of-use assets	163.4	151.7
Other non-current assets	10.2	10.9
Total assets	$1,887.6	$1,867.7
LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Bank borrowings	$17.0	$17.6
Accounts payable	215.7	192.9
Accrued compensation and related benefits	37.1	47.7
Operating lease liabilities	18.3	18.1
Other current liabilities	41.3	33.7
Total current liabilities	329.4	310.0
Bank borrowings, net of current portion	458.2	461.2
Deferred tax liabilities	18.9	19.0
Operating lease liabilities	153.4	143.0
Other liabilities	38.6	37.3
Total liabilities	998.5	970.5
Equity:
UCT stockholders’ equity:
Common stock	500.1	496.6
Retained earnings	337.3	346.7
Accumulated other comprehensive loss	(6.5)	(4.4)
Total UCT stockholders' equity	830.9	838.9
Noncontrolling interests	58.2	58.3
Total equity	889.1	897.2
Total liabilities and equity	$1,887.6	$1,867.7

ULTRA CLEAN HOLDINGS, INC.
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(Unaudited; in millions)

	Three Months Ended
	March 29, 2024	March 31, 2023
Cash flows from operating activities:
Net income (loss)	$(7.2)	$0.4
Adjustments to reconcile net income (loss) to net cash provided by operating activities:
Depreciation and amortization	11.5	8.9
Amortization of intangible assets	7.7	5.8
Stock-based compensation	3.5	3.7
Change in the fair value of financial instruments	1.8	0.2
Amortization of debt issuance costs	1.0	1.0
Deferred income taxes	(0.7)	(0.6)
Changes in assets and liabilities:
Accounts receivable	(13.7)	63.4
Inventories	(13.6)	10.9
Prepaid expenses and other current assets	(0.8)	6.3
Other non-current assets	0.7	(1.7)
Accounts payable	25.1	(50.5)
Accrued compensation and related benefits	(10.6)	(14.7)
Income taxes payable	2.1	(1.6)
Operating lease assets and liabilities	(1.1)	(0.3)
Other liabilities	4.1	(3.2)
Net cash provided by operating activities	9.8	28.0
Cash flows from investing activities:
Purchases of property, plant and equipment	(18.0)	(27.3)
Proceeds from sale of equipment	0.1	—
Net cash used in investing activities	(17.9)	(27.3)
Cash flows from financing activities:
Principal payments on bank borrowings	(4.5)	(22.0)
Repurchase of shares	—	(14.2)
Net cash used in financing activities	(4.5)	(36.2)
Effect of exchange rate changes on cash and cash equivalents	(1.4)	(1.2)
Net decrease in cash and cash equivalents	(14.0)	(36.7)
Cash and cash equivalents at beginning of period	307.0	358.8
Cash and cash equivalents at end of period	$293.0	$322.1

ULTRA CLEAN HOLDINGS, INC.
REPORTABLE SEGMENTS
GAAP TO NON-GAAP RECONCILIATION
(Unaudited; dollars in millions)

	GAAP			Non-GAAP
	Three Months Ended			Three Months Ended
	March 29, 2024			March 29, 2024
	Products	Services	Consolidated	Products	Services	Consolidated
Revenues	$418.5	$59.2	$477.7	$418.5	$59.2	$477.7
Gross profit	$64.5	$18.1	$82.6	$66.4	$19.1	$85.5
Gross margin	15.4%	30.6%	17.3%	15.8%	32.3%	17.9%
Income from operations	$14.7	$2.6	$17.3	$25.0	$6.0	$31.0
Operating margin	3.5%	4.4%	3.6%	6.0%	10.1%	6.5%

				Three Months Ended
				March 29, 2024
				Products	Services	Consolidated
Reconciliation of GAAP Gross profit to Non-GAAP Gross profit (in millions)
Reported gross profit on a GAAP basis				$64.5	$18.1	$82.6
Amortization of intangible assets (1)				1.3	1.0	2.3
Stock-based compensation expense (2)				0.6	—	0.6
Non-GAAP gross profit				$66.4	$19.1	$85.5

Reconciliation of GAAP Gross margin to Non-GAAP Gross margin
Reported gross margin on a GAAP basis				15.4%	30.6%	17.3%
Amortization of intangible assets (1)				0.3%	1.7%	0.5%
Stock-based compensation expense (2)				0.1%	—%	0.1%
Non-GAAP gross margin				15.8%	32.3%	17.9%

Reconciliation of GAAP Income (loss) from operations to Non-GAAP Income from operations (in millions)
Reported income from operations on a GAAP basis				$14.7	$2.6	$17.3
Amortization of intangible assets (1)				4.8	2.9	7.7
Stock-based compensation expense (2)				3.4	0.5	3.9
Restructuring charges (3)				1.8	—	1.8
Acquisition-related costs (4)				0.3	—	0.3
Non-GAAP income from operations				$25.0	$6.0	$31.0

Reconciliation of GAAP Operating margin to Non-GAAP Operating margin
Reported operating margin on a GAAP basis				3.5%	4.4%	3.6%
Amortization of intangible assets (1)				1.1%	4.9%	1.6%
Stock-based compensation expense (2)				0.8%	0.8%	0.8%
Restructuring charges (3)				0.5%	—%	0.4%
Acquisition-related costs (4)				0.1%	—%	0.1%
Non-GAAP operating margin				6.0%	10.1%	6.5%

1 Amortization of intangible assets related to the Company's business acquisitions
2 Represents compensation expense for stock granted to employees and directors
3 Represents severance, retention and costs related to facility closures
4 Represents acquisition activity costs

ULTRA CLEAN HOLDINGS, INC.
UNAUDITED RECONCILIATION OF GAAP TO NON-GAAP ADJUSTED RESULTS

	Three Months Ended
	March 29, 2024	March 31, 2023	December 29, 2023
Reconciliation of GAAP Net Loss to Non-GAAP Net Income (in millions)
Reported net loss attributable to UCT on a GAAP basis	$(9.4)	$(3.4)	$(3.8)
Amortization of intangible assets (1)	7.7	5.8	7.2
Stock-based compensation expense (2)	3.9	3.7	3.6
Restructuring charges (3)	1.8	0.2	3.4
Acquisition related costs (4)	0.3	—	3.4
Fair value related adjustments (5)	1.3	—	2.5
Legal-related costs (6)	—	—	0.5
Income tax effect of non-GAAP adjustments (7)	(3.0)	(1.6)	(3.4)
Income tax effect of valuation allowance (8)	9.5	2.9	(4.9)
Non-GAAP net income attributable to UCT	$12.1	$7.6	$8.5

Reconciliation of GAAP Income from operations to Non-GAAP Income from operations (in millions)
Reported income from operations on a GAAP basis	$17.3	$12.4	$4.6
Amortization of intangible assets (1)	7.7	5.8	7.2
Stock-based compensation expense (2)	3.9	3.7	3.6
Restructuring charges (3)	1.8	0.2	3.4
Acquisition related costs (4)	0.3	—	3.4
Fair value related adjustments (5)	—	—	0.4
Legal-related costs (6)	—	—	0.5
Non-GAAP income from operations	$31.0	$22.1	$23.1

Reconciliation of GAAP Operating margin to Non-GAAP Operating margin
Reported operating margin on a GAAP basis	3.6%	2.9%	1.0%
Amortization of intangible assets (1)	1.6%	1.3%	1.6%
Stock-based compensation expense (2)	0.8%	0.9%	0.8%
Restructuring charges (3)	0.4%	—%	0.8%
Acquisition related costs (4)	0.1%	—%	0.1%
Fair value related adjustments (5)	—%	—%	0.1%
Legal-related costs (5)	—%	—%	0.8%
Non-GAAP operating margin	6.5%	5.1%	5.2%

Reconciliation of GAAP Gross profit to Non-GAAP Gross profit (in millions)
Reported gross profit on a GAAP basis	$82.6	$73.0	$71.1
Amortization of intangible assets (1)	2.3	1.5	2.0
Stock-based compensation expense (2)	0.6	0.3	0.5
Restructuring charges (3)	—	—	0.4
Fair value related adjustments (5)	—	—	0.4
Non-GAAP gross profit	$85.5	$74.8	$74.4

Reconciliation of GAAP Gross margin to Non-GAAP Gross margin
Reported gross margin on a GAAP basis	17.3%	16.8%	16.0%

Amortization of intangible assets (1)	0.5%	0.4%	0.4%
Stock-based compensation expense (2)	0.1%	0.1%	0.1%
Restructuring charges (3)	—%	—%	0.1%
Fair value related adjustments (5)	—%	—%	0.1%
Non-GAAP gross margin	17.9%	17.3%	16.7%

Reconciliation of GAAP Interest and other income (expense) to Non-GAAP Interest and other income (expense) (in millions)
Reported interest and other income (expense) on a GAAP basis	$(14.6)	$(8.5)	$(12.3)
Fair value related adjustments (5)	1.3	—	2.1
Non-GAAP interest and other income (expense)	$(13.3)	$(8.5)	$(10.2)

Reconciliation of GAAP Loss Per Diluted Share to Non-GAAP Earnings Per Diluted Share
Reported net loss on a GAAP basis	$(0.21)	$(0.08)	$(0.08)
Amortization of intangible assets (1)	0.17	0.13	0.16
Stock-based compensation expense (2)	0.09	0.08	0.08
Restructuring charges (3)	0.04	—	0.08
Acquisition related costs (4)	0.01	—	0.08
Fair value related adjustments (5)	0.03	—	0.05
Legal-related costs (6)	—	—	0.01
Income tax effect of non-GAAP adjustments (7)	(0.07)	(0.03)	(0.08)
Income tax effect of valuation allowance (8)	0.21	0.07	(0.11)
Non-GAAP net earnings	$0.27	$0.17	$0.19
Weighted average number of diluted shares (in millions) on a non-GAAP basis	45.1	45.3	44.9

ULTRA CLEAN HOLDINGS, INC.
UNAUDITED RECONCILIATION OF GAAP TO NON-GAAP EFFECTIVE INCOME TAX RATE

	Three Months Ended
Provision (benefit) for income taxes on a GAAP basis	$9.9	$3.5	$(6.2)
Income tax effect of non-GAAP adjustments (7)	3.0	1.6	3.4
Income tax effect of valuation allowance (8)	(9.5)	(2.9)	4.9
Non-GAAP provision for income taxes	$3.4	$2.2	$2.1

Income (loss) before income taxes on a GAAP basis	$2.7	$3.9	$(7.7)
Amortization of intangible assets (1)	7.7	5.8	7.2
Stock-based compensation expense (2)	3.9	3.7	3.6
Restructuring charges (3)	1.8	0.2	3.4
Acquisition related costs (4)	0.3	—	3.4
Fair value related adjustments (5)	1.3	—	2.5
Legal-related costs (6)	—	—	0.5
Non-GAAP income before income taxes	$17.7	$13.6	$12.9
Effective income tax rate on a GAAP basis	366.7%	89.7%	80.5%
Non-GAAP effective income tax rate	19.7%	16.0%	16.4%

1 Amortization of intangible assets related to the Company's business acquisitions
2 Represents compensation expense for stock granted to employees and directors

3 Represents severance, retention and costs related to facility closures
4 Represents acquisition activity costs
5 Fair value adjustments related to contingent consideration
6 Represents estimated costs related to certain legal proceedings
7 Tax effect of items (1) through (6) above based on the non-GAAP tax rate
8 The Company's GAAP tax expense is generally higher than the Company's non-GAAP tax expense, primarily due to losses in the U.S. with full federal and state valuation allowances. The Company's non-GAAP tax rate and resulting non-GAAP tax expense considers the tax implications as if there was no federal or state valuation allowance position in effect